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                                                                   EXHIBIT 10(c)

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                           STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.
                     (C) Copyright 1982 All Rights Reserved
                  Reproduction in whole or in part prohibited.
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Agreement of Lease, made as of this 14th day of October 1998, between STATECOURT
ENTERPRISES, INC. c/o Williams Real Estate co. Inc., 380 Madison Avenue, New York, New York 10017 party of the first part, hereinafter referred to as OWNER, and BANNER INDUSTRIES OF NEW YORK, INC., a New York Corporation party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the fifth (5th) floor known as 5th floor southeast, as now divided and set forth on the annexed schematic floor plan (the "demised premises") in the building known as 1375 Broadway (the "building") in the Borough of Manhattan, City of New York, for the term of approximately seven (7) years (the "term") (or until such term shall sooner cease and expire as hereinafter provided) to commence on the Commencement Date, and to end on the Expiration Date to be determined pursuant to Article 77 hereof both dates inclusive, at an annual rental rate of

As provided for in Article 77.03 hereof

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first       monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for showroom, sample manufacturing area, general and executive offices for an apparel and soft goods manufacturing and sales company provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:

3. Other than tenant's initial improvements, Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's [ILLEGIBLE] use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the


         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]
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lease). Except as provided in Article 30 hereof, nothing herein shall require
Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installation shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property -- Loss, Damage, Reimbursement, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage in persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees: Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage. Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner or Tenant may elect to terminate this lease by written notice to tenants, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease, but may make claims for the value of Tenant's property and improvements and/or installations by Tenant to the extent paid by Tenant.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant other than to an affiliate of the shareholder shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collections shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

[CLIP ART]

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, upon not less than one (1) days notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitle to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

[CLIP ART] Rider to be added if necessary.

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

Vault,* Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding, Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

            (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, not withstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease including, but not limited to, the covenants for the payment of rent or additional rent and such default shall continue for more than ten (10) days after owner's notice to Tenant thereof, or if the same cannot be completely cured within said ten (10) day period, if the Tenant shall not have diligently commenced such cure within said ten (10) day period and shall not diligently pursue same to completion; or if the demised premises becomes vacant or deserted or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code); or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

            (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserve herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required for ten (10) days after written notice thereof by owner; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may reasonably incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

19. If Tenant shall default beyond the applicable grace period, if any, in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice in case of emergency, and at other times on reasonable notice, perform the obligations of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owners agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE] change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damage by fire or other insurance casualty and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its personal property from the demised premises but leasehold improvements may remain in place. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any Tenant, undertenant or occupants or if the demised premises are located in a building being constructed, or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the the lease may be terminated by under such circumstances but if not terminated the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to time date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of the original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant on receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to any assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties thereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water, Tenant shall pay to Owner, as additional rent, on the first day of each month, $45.00 for the use of such water. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of [CLIP ART OMITTED] $45.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: (a) provide necessary passenger elevator facilities seven (7) days per week, 24 hours per day; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall he subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

[CLIP ART] Space to be filled in or deleted.

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

Security:

[CLIP ART]

32. Tenant has deposited with Owner the sum of $20,321.34 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the obligation to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation -- Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

----------
[CLIP ART] Space to be filled in or deleted.

ANNEXED ARTICLES THROUGH 82 ARE HEREBY INCORPORATED INTO THIS LEASE.

      In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                            STATECOURT ENTERPRISES, INC.           [CORP. SEAL]
Witness for Owner:          -----------------------------------

/s/ [ILLEGIBLE]             By: /s/ [ILLEGIBLE]                    [L.S]
------------------------    -----------------------------------

Witness for Tenant:         BANNER INDUSTRIES OF NEW YORK, INC.    [CORP. SEAL]

/s/ [ILLEGIBLE]             By: /s/ Lawrence C. Kaplan             [L.S]
------------------------    -----------------------------------
                                Lawrence C. Kaplan, President
                                300 East 74th Street
                                New York, New York 10021

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

                                                                 [LOGO] WILLIAMS

Exhibit "A" (Workletter) annexed to and forming part of Lease dated 10-14 1998 between

STATECOURT ENTERPRISES, INC. as Landlord and

BANNER INDUSTRIES OF NEW YORK, INC. as Tenant for 5th Floor Southeast in the building known as

1375 Broadway New York, New York.

            Provided the Tenant is not in default hereunder, Landlord agrees, at his own cost and expense, to do the following work within the demised premises in building standard manner:

1.    Replace any missing or broken window panes.

2. Make all windows of the building operable, where possible. Clean windows (exterior and interior).

3. Patch, where necessary, and paint the existing painted surfaces of the entire premises with one finish coat in Tenant's choice of one of Landlord's building standard latex color paints.

4. Place the existing air conditioning system in working order. Landlord to maintain 1st year and, Tenant to maintain thereafter in accordance with
      Article 68 of this lease. During the term of this lease, provided Tenant keeps in full force and effect a maintenance/service contract for the air conditioning system and provides Landlord with satisfactory evidence thereof, Landlord guarantees performance of the major component parts (i.e.: compressor, condenser) of the air conditioning system.

5. Paint two (2) public bathrooms located on the fifth (5th) floor with Landlord's building standard latex color paints.

6.    With respect to bathroom indicated on demolition plan annexed hereto:

      a) remove existing tile and replace with new tile (floor and wall) in building standard;
      b)    install suspended ceiling with requisite lighting; and
      c)    install new commode and new basin.

7. Carpet and tile (NO CARPETING ON TOP OF TILE) premises as indicated by Tenant, with Tenant's choice of one of Landlord's building standard carpet and tile selections. Install base cove moulding.

8. Demolish and remove one portion of an interior partition within the demised premises in accordance with the plan annexed hereto and made a part hereof as Exhibit "B".

9. Install drywall partitions, taped and spackled to receive paint in accordance with the plan annexed hereto and made a part hereof as Exhibit "B" and approved of by Landlord. (Plan includes furnishing and installing two new doors with frames and hardware).

10.   Deliver premises in a broom clean condition.

      Any request by Tenant for Landlord to make any changes in or to the work set forth above must be made in writing to Landlord who may consent to or reject such requests. To the extent such changes result in additional costs or delay the completion of Landlord's work. Tenant shall be responsible for such additional costs and delay.

      In addition, Tenant shall be liable for any delays resulting from Tenant's requests regarding the scheduling of Landlord's work or from any other action of Tenant which otherwise impacts Landlord's ability to perform such work.

      Except as provided in this Workletter: Landlord shall be under no obligation to make any other improvements or alterations in the demised premises and Tenant agrees to accept the demised premises "as is" in its present condition. Any work conditioned upon Tenant's request is deemed waived unless requested in writing more than three (3) months prior to expiration of the within terms.

      Tenant shall, if required hereunder, make elections and deliver any plans and specifications to Landlord for Landlord's approval on or before ____________ 1998. They shall incorporate all information which may be needed by Landlord to let the contracts for the performance of the work, and shall be fully dimensioned working drawings. Progress of the work shall not effect the payment of rent.


          Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

41. Rent Escalation Tax Increases

      The Tenant agrees to pay as additional rent annually during the term of this lease 1.399 per cent of any increase in the Real Estate Taxes (as such term is hereinafter defined) above those for the base year which shall be one-half of each of fiscal years 1998/1999 and 1999/2000 before any reductions thereto by certiorari proceedings or otherwise. For the calendar year 1999 Tenant shall only pay fifty (50%) percent of such calculation. Such additional rent shall be paid when the tax becomes fixed and within ten (10) days after demand therefor by the Landlord and shall be collectible as additional rent. For the final year of the lease term the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by the Tenant.

      The term "Real Estate Taxes" shall mean all the real estate taxes and assessments, special or otherwise, levied, assessed or imposed by Federal, State, or Local Governments against or upon which it is erected. If due to a future change in the method of taxation, any franchise, income, profit or other tax, or other payment, shall be levied against Landlord in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax or payment shall be deemed to be a Real Estate Tax for the purposes hereof. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this lease, for a period of two (2) years. Tenant shall be entitled to its proportionate share of recovery, if any, less fees, expenses and attorneys fees in connection with certiorari proceedings.

42. Exculpatory Clause

      In any action brought to enforce the obligations of Landlord under this lease, any judgment or decree shall be enforceable against Landlord only to the extent of Landlord's interest in the building of which the demised premises form a part, and no such judgment shall be the basis of execution on, or be a lien on, assets of Landlord, or any assets of any party being a partner or stockholder in Landlord, other than the interest in said building.

43. Assignment & Subletting (Article 11 continued)

      Tenant may sublet all or a portion of the demised premises or assign this lease with Landlord's prior written consent which shall not be unreasonably withheld, provided that:

                                       I

      (a) Tenant shall furnish Landlord with the name and business address of the proposed subtenant or assignee, a counterpart of the proposed subleasing or assignment agreement, and satisfactory information with respect to the nature and character of the business of the proposed subtenant or assignee together with current financial information and references reasonably satisfactory to Landlord.

      (b) In the reasonable judgment of the Landlord the proposed subtenant or assignee is financially responsible with respect to its proposed obligations under the proposed agreement and is of a character and engaged in a business which is in keeping with the standards of the building and the floor or floors on which the demised premises are located.

      (c) An executed duplicate original in a form satisfactory to Landlord for review by Landlord's counsel of such subleasing or assignment agreement shall be delivered to Landlord at least five (5) days prior to the effective date thereof. In the event of any assignment, Tenant will deliver to Landlord at least five (5) days prior to the effective date thereof an assumption agreement wherein the assignee agrees to assume all of the terms, covenants and conditions of this lease to be performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall after the effective date of such assignment be jointly and severally liable for the performance of all of the terms, covenants and conditions of this lease.

      (e) Tenant, at Tenant's expense, shall provide and permit reasonably appropriate means of ingress to and egress from space sublet by Tenant.

      (f) Except for any subletting or assignment by Tenant to Landlord, each subletting or assignment shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this lease.

      (g) Tenant covenants and agrees that notwithstanding any subletting or assignment to Landlord or to any other subtenant or assignee and/or acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the annual rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of the Tenant to be performed.

      (h) Tenant further agrees that it shall not at any time publicly advertise at a rental rate less than the fixed annual rental rate plus any additional rent then payable hereunder, for assignment or sublease for all of the space demised herein, or for sublease any portion of the space demised herein, but nothing herein contained shall be deemed to be Landlord's consent to any assignment or subletting.

      (i) Notwithstanding anything contained herein to the contrary, Tenant shall have no right to assign this lease or to sublet the whole of the demised premises prior to or during the first six (6) months following the commencement date hereof, except for bona fide sale of Tenant's business.

      (j) Tenant shall have no right to assign this lease or sublet the whole or any part of the demised premises to any party who is dealing with or has dealt with Landlord or Landlord's agent with respect to space then still available for rent in the building within the three (3) months immediately preceding Landlord's receipt of Tenant's notice pursuant to item II of this Article.

      (k) Such subletting or assignment shall not cause Landlord any cost.

      (l) Tenant shall have complied and shall comply with each of the provisions in this Article and Landlord shall not have made any election as provided in Item II hereof.

                                       II

      If Tenant shall desire to sublet all or a portion of the demised premises or to assign this lease, Tenant shall send to Landlord a written notice by registered mail at least thirty (30) days prior to the date such assignment or subletting is to commence stating (w) that the intention is to assign this lease, (x) the portion of the demised premises that the Tenant desires to sublet, and if the portion intended to be sublet shall be less than the entire demised premises and other than an entire floor or multiple thereof, such notice shall be accompanied by a reasonably accurate floor plan of the premises to be sublet, (y) the term of such proposed subletting, and (z) the proposed commencement date of such subletting or assignment.

      (a) If Tenant desires to sublet all of the demised premises or to assign this lease, then within fifteen (15) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects (1) to cancel this lease, in which case, such cancellation shall become effective on the date set forth pursuant to (z) above and this lease shall thereupon terminate on said date with the same force and effect as if said date were the expiration date of this lease; or (2) to require Tenant to assign this lease to Landlord effective from the date set forth pursuant to (z) above. In either event Tenant shall be obligated to surrender possession of the demised premises in the same condition as Tenant is obligated to surrender possession at the end of the term as provided in this lease. Such assignment to Landlord shall provide that the parties to such assignment expressly negate any intention that any estate created under this assignment be merged with any other estate held by either of said parties.

      (b) If Tenant desires to sublet less than all of the demised premises then within fifteen (15) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects to require Tenant to sublease to Landlord as subtenant of Tenant, the portion of the demised premises that Tenant had specified in its notice to Landlord, for the term, and from the commencement date specified in said notice. Sublet to Landlord releases Tenant as to space sublet. The annual rent and additional rent which Landlord shall pay to Tenant shall be a pro rata apportionment of the annual and additional rent payable hereunder and it is expressly agreed that such sublease to Landlord shall be upon all the covenants, agreements, terms, provisions and conditions contained in this lease except for such thereof which are inapplicable and such sublease shall give Landlord the unqualified and unrestricted right without Tenant's reasonable permission to assign such sublease or any part or parts of such space and to make or cause to have made or permit to be made any and all changes, alterations, decorations, additions, and improvements in the space covered by such sublease, and that such may be removed, in whole or part, at Landlord's option, prior to or upon the expiration or other termination of such sublease provided that any damage or injury caused by such removal shall be repaired. Such sublease to Landlord shall also provide that the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties.

      (c) Tenant covenants and agrees that any such assignment or subletting to Landlord or further assignment or subletting by Landlord or Landlord's assignee or sublessee may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate providing it does not interfere with Tenant's business operation.

                                      III

                                      -R1-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

      If this lease is assigned and Landlord consents to such assignment, Tenant covenants and agrees that the terms, covenants and conditions of this lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee without the prior written consent of Tenant and that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenants and conditions on its part to be performed under this lease. Any such change, alteration or modification which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this Lease shall not, to the extent only of such increases in enlargement, be binding upon Tenant.

                                       IV

Tenant acknowledges that Williams from time to time may be obligated to endeavor to rent competitive space available in the building on behalf of and pursuant to the instructions of Landlord or another tenant of the building.

44. Tenant's Changes (Provisions of this paragraph do not apply to Tenant's initial improvements.)

      (a) Supplementing Article 3. Landlord's consent shall not be required for minor changes to the demised premises such as the installation of furniture, furnishings, cabinets and shelves which are not affixed to the realty. All other renovations, decorations, additions, installations, improvements and alterations of any kind or nature in or to the demised premises whether performed by Tenant or by Landlord ("Tenant Changes") shall require the prior written consent of Landlord which, in the case of non-structural interior Tenant Changes, Landlord agrees not to unreasonably withhold, provided Tenant first complies with all applicable requirements of this lease including any Workletter attached to this lease and the building Rules and Regulations Governing Tenant Alterations (herein called the "Alterations Rules"). In granting its consent to any Tenant Changes, Landlord may impose such conditions (as to guarantee of completion including, without limitation, requiring Tenant to post a bond to insure the completion of Tenant Changes, payment for Tenant Changes and other charges payable under this Article, restoration or otherwise), as Landlord may reasonably require. In no event shall Landlord be required to consent to any Tenant Changes which would affect the structure of the building, the exterior thereof, any part of the building outside of the demised premises or the mechanical, electrical, heating, ventilation, air conditioning, sanitary, plumbing or other service systems and facilities (including elevators) of the building, and such Tenant Changes shall be performed only by contractors designated or approved by Landlord. In connection with Landlord's Agent's review, modification, approval, supervision and/or coordination of plans and specifications for Tenant Changes, agent shall endeavor to advise Tenant whether the proposed Tenant's Changes are compatible with building systems and facilities, in compliance with the requirement of this lease, in conformity with applicable legal requirements or likely to result in excessive cost to Tenant, but, not withstanding the foregoing, Landlord's agent shall have no liability in connection with such advice. Tenant shall, promptly upon demand, reimburse Landlord's agent for any reasonable out-of-pocket fees, expenses and other charges incurred by Landlord or its agent in connection with the review, modification and/or approval of such plans and specifications by Landlord's agent and other professional consultants of Landlord. The hourly rate for such agent's review is $70/hour for building manager or superintendent, $95/hour for District Manager, $150.00/hour for Co-director of Operations and Engineering, and $250/hour for director of Property Management. In addition, Tenant shall pay to Landlord's agent during the course of work, as a charge of Landlord's agent for the supervision and coordination by Landlord's agent of any Tenant Changes for Landlord's benefit and without waiver of any of the requirements of this lease, the Workletter, if any, or the Alterations Rules, a fee of five percent (5%) of the cost of such Tenant Changes. Tenant shall promptly provide such evidence as Landlord or Landlord's agent may request to substantiate any costs incurred by Tenant. Tenant shall, at its sole cost and expense, in making any Tenant Changes, comply with all requirements of the Alterations Rules.

      (b) Nothing in this lease is intended to constitute a consent by Landlord to the subjection of Landlord's or Tenant's interest in the building or the land on which the building is located to any lien or claim by any person which supplies any work labor, material, service or equipment to Tenant in performing any Tenant Changes. Landlord hereby notifies all such persons of such intent and each such person agrees that by performing any Tenant Changes for Tenant it accepts that Landlord has not granted such consent and that such person shall not have a right to file any lien or claim against such interest of Landlord or Tenant in the building or land upon which it is located. Tenant agrees to provide a copy of this Article to all such persons prior to entering into any contract for or otherwise having Tenant Changes performed. If Tenant's use of any contractor, subcontractor, vendor, supplier or other party causes or threatens to cause disharmony, labor disputes, strikes, or picketing of any kind whatsoever, such party shall be dismissed, removed from the job site, and excluded from the building, and the work of such party shall be continued by Tenant by others satisfactory to Landlord.

      (c) In performing any alterations or installations, Tenant shall be responsible for the cost of compliance with all applicable government rules and regulations, including, without limitation, The Americans With Disabilities Act of 1990, Public Law 101-336 42 U.S.C. Secs. 12101 et. seq., together with all amendments thereto which may be adopted from time to time, and all regulations and rules promulgated thereunder.

45. Electric Current

If electric current is to be supplied by Landlord in accordance with the provisions of Article 75 hereof on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at a rate equal to 110% (the "Rate") of Landlord's Average Cost for obtaining electric current from the public utility (or an equivalent substitute provider) providing the same. "Landlord's Average Cost" shall, for the purposes of this lease, be determined by dividing (y) the total dollar amount billed to the Landlord for the building by the public utility company providing electric current to the building for the relevant billing period (including, without limitation, all charges for demand, fuel, on-peak and off-peak usage, time of day usage, and any and all other relevant adjustments and charges) by (z) the total kilowatt hours utilized by the building for such billing period. Where more than one submeter measures the service of Tenant in the building, the service rendered through each submeter may be computed and billed separately in accordance with the Rate. All bills for submetered electric shall be within ten
(10) days after the same are rendered and to the extent are not paid, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. At the option of Landlord, Tenant also agrees to purchase from Landlord or its agents all lamps or bulbs used in the demised premises and to pay the cost of installation thereof. Landlord shall not in any other wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric services is changed or is no longer available or suitable for Tenant's requirements. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers Landlord will at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. It is further covenanted and agreed by Tenant that all aforesaid costs and expenses shall be paid by Tenant to Landlord within five (5) days after rendition of any bill or statement to Tenant therefor. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent except for amount attributable to electric current and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance, Landlord shall permit Tenant to receive such service direct from said public utility corporation, in which event, the Tenant will at its own cost and expense, furnish and install all risers, service wiring and switches that may be necessary for such installation and required by the public utility corporation, and will at its own cost and expense, maintain and keep in good repair all such risers, wiring and switches. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance. Rigid conduit will only be allowed. If any tax is imposed upon Landlord's receipts from the sale or resale of electric energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro rata share of such taxes shall be passed on to, and included in the bill of and paid by, Tenant to Landlord. Any sums due and payable to Landlord under this Article shall be collectible as additional rent.

46. Deposit of Checks.

      Landlord's deposit of any checks delivered by Tenant simultaneously with Tenant's execution of this lease shall not constitute Landlord's execution and delivery of this lease.

47. Partial Payment

      If Landlord receives from Tenant any payment (Partial Payment) less than the sum of the fixed annual rent, additional rent and other charges then due and owing pursuant to the terms of this lease, Landlord in its sole discretion may allocate such Partial Payment in whole or in part to any fixed annual rent, any additional rent and/or any other charges or to any combination thereof.

48. Whenever Landlord is required or permitted to send any notice or demand to Tenant under or pursuant to this lease, including, but not limited to any demand for rent or notice of default it may be given by Landlord's Agent, attorney, executor, trustee or personal representative, with the same force and effect as if given by the Landlord with courtesy copies to:

      (a)   Mr. Lawrence C. Kaplan, 300 East 74th Street, New York, NY;
      (b) Gandin, Schotsky, Rappaport, Glass & Greene LLP, Attn: Arnold M. Schotsky, Esq, 445 Broad Hollow Road, Melville, NY 11747; and
      (c)   Mr. Robert C. Kaplan, 36 Roundtree Drive, Melville, NY 11746

Landlord hereby advises Tenant that Landlord's current address is Williams Real Estate Co. Inc., 380 Madison Avenue, New York, New York 10017.


                                      -R2-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

49.   LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED

      It is specifically understood and agreed that this lease is offered to Tenant by the managing agent of the building, solely in its capacity as such agent and subject to Landlord's acceptance and approval and that Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind Landlord or its agent until such time as the same has been approved and executed by Landlord and delivered to Tenant. The execution and delivery of this lease by Tenant shall constitute an irrevocable offer to enter into this lease on the part of Tenant and its representation that the Other Broker, if any, shall not seek compensation from Landlord if Landlord and Tenant do not approve, execute and deliver this lease.

50.   CONFLICT BETWEEN RIDER AND PRINTED LEASE

      If and to the extent that any of the provisions of any rider to this lease conflict or are otherwise inconsistent with any of the printed provisions of this lease, whether or not such inconsistency is expressly noted in the rider, the provisions of the rider shall prevail. In the event the party of the first part is referred to in this lease as "Owner". the term "Landlord", as used herein, shall be deemed synonymous with the term "Owner".

51.   SPECIAL SERVICES

      Upon Tenant's request Landlord or its managing agent may, but, except as otherwise expressly provided in this lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction. repair and maintenance work, moving services and other types of work or services in or about the demised premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefor either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services. Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord's managing agent has submitted a bill therefor and unless otherwise expressly provided in writing such charges shall be payable as additional rental under this lease and in the event of a default by Tenant in the payment thereof Landlord shall have all of the remedies hereunder that Landlord would have in the event of a default in the payment of annual rental.

52.   AS IS

      Tenant acknowledges that it has inspected the building and the demised premises, agrees to accept the demised premises in its "AS IS" physical condition as of the Lease Commencement date and acknowledges that Landlord shall not be obligated to make any improvements or alterations to the demised premises whatsoever, except as may be provided on the Workletter annexed hereto as Exhibit "A", if any.

53.   ADDITIONAL ASSIGNMENT AND SUBLETTING PROVISIONS

      The Article to this lease captioned "Assignment & Subletting (Article 11 continued)" is hereby amended by adding to Subdivision I thereof the following sub-paragraphs;

      (m) The consent by Landlord to any assignment, subletting, or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment, subletting, sub-subletting, or occupancy, which consent Landlord shall not unreasonably withhold nor unduly delay.

      (n) Tenant shall have no right to assign this lease or sublet the whole or any part of the demised premises to any party which is then a tenant, subtenant, licensee or occupant of any part of the building in which the demised premises are located, except with Landlord's prior written consent.

      (o) If Tenant hereunder shall be a corporation, the transfer of a majority of the stock of Tenant shall be deemed an assignment of this lease, but the same shall be permitted as of right if the sale is a bona fide sale to a third party.

      (p) Each sublease of the demised premises shall be deemed to contain the following provisions, whether or not specifically included therein:

      (1) "In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, or if the lessor under any such underlying lease shall exercise any right to cancel or terminate such underlying lease, the subtenant hereunder shall, at the option of the lessor under any such lease, attorn to and recognize such lessor as Landlord hereunder and shall, promptly upon such lessor's request, execute and deliver all instrument necessary or appropriate to confirm such attornment and recognition. The subtenant hereunder hereby waives all rights under present or future law to

                                      -R3-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE] elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender possession of the premises demised hereby. If the lessor under such underlying lease does not exercise the aforesaid option, the term of this sublease shall terminate simultaneously with the term of the underlying lease and subtenant hereby agrees to vacate the premises subleased on or before the effective date of termination of the underlying lease."

      (2) "This sublease may not be assigned or the sublet premises further sublet, in whole or in part, without the prior written consent of the lessor under any underlying lease of all or any portion of the premises demised hereby."

      (q) Notwithstanding the aforesaid or anything to the contrary herein, if Tenant sells its business in an arms length transaction, Tenant may as of right, assign this lease to such purchaser or acquiree. This shall also apply to a merger where Tenant is not the surviving entity.

54.   HOLDING OVER

      If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew this lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

      (a) 1/12 of the highest annual rent rate set forth on page one of this lease, times 1.75, plus

      (b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of this lease, plus

      (c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

      (d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

55.   LIMITATION ON RENT

      If at the commencement of, or at any time during the term of this lease, the rent reserved in this lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to
(a) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

56.   BROKERAGE

      Tenant warrants and represents to Landlord that it has had no dealings with any broker or agent except Williams Real Estate Co. Inc. and the broker listed below, if any, in connection with this lease and covenants and agrees to hold harmless and indemnify Landlord and Williams Real Estate Co. Inc. from and against any and all costs, expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or agent with respect to this lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this lease.

Other Broker: Insignia/Edward S. Gordon, Co., Inc.

57.   GOVERNMENTAL REGULATIONS

      If, at any time during the term of this lease, Landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision

                                      -R4-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE] of this lease which requires Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefor. If however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent. during each year in which occurs any part of this lease term the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvement made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans. Anything to the contrary in this paragraph 57 notwithstanding, the cost to Tenant shall be limited to a maximum of $1,000.00 per item of alteration or improvement per calendar year.

58.   BASEMENT SPACE

      If any basement or sub-basement space is included in the premises demised hereunder, Tenant agrees that, notwithstanding anything to the contrary contained in this lease, such basement or sub-basement space (i) shall not be used for any purpose other than storage and (ii) shall not be sublet or used by anyone other than Tenant without the prior written consent of Landlord, which consent Landlord shall have the right to withhold for any reason whatsoever.

59.   LANDLORD'S MANAGING AGENT

      Tenant agrees that all of the representations, warranties, waivers and indemnities made in this lease by Tenant for the benefit of Landlord shall also be deemed to inure to and be for the benefit of Williams Real Estate Co. Inc., its officers, directors, employees, independent contractors, affiliates and subsidiaries.

60.   BUILDING DIRECTORY

      At the written request of Tenant, Landlord shall list up to a total of eight (8) listings, on the building's directory the name of Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the demised premises under the terms of this lease, and the officers and employees of each of the foregoing entities, provided the number of names so listed does not exceed the same percentage of the capacity of such directory as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the demised premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the demised premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord at any time, without notice.

61.   INTEREST ON SECURITY

      Landlord agrees to deposit the security referred to in the Article of this lease captioned "Security" in an interest bearing account in a bank located in New York State. To the extent not prohibited by law, Landlord shall be entitled to receive and retain one (1%) per cent as an administrative expense that portion of the interest received on such account which represents the maximum fee permitted under applicable law, which fee Landlord shall have the right to withdraw from time to time, as Landlord may determine. The balance of the interest shall be distributed to the Tenant annually provided Tenant makes written request therefor on an annual basis. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the security deposited.

62.   ADDITIONAL RENT

      All payments other than the annual rental to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have thirty (30) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such thirty (30) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid (without interest).

                                      -R5-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

63. SUBMISSION TO JURISDICTION, ETC.

      This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of this State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt request, directed to the Tenant and any successor at Tenant's address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) days after such process is so mailed.

      If (i) Landlord commences any action or proceeding against Tenant, or (ii) Landlord is required to defend any action or proceeding commenced by Tenant, in connection with this lease and such action or proceeding is disposed of, by settlement, judgment or otherwise, favorably to Landlord, Landlord shall be entitled to recover from Tenant in such action or proceeding, or a subsequently commenced action or proceeding, Landlord's reasonable attorneys' fees and disbursements incurred in connection with such action or proceeding and all prior and subsequent discussions and negotiations and correspondence relating thereto.

64. CONDITIONAL LIMITATION

      If Tenant shall default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, during any three (3) months, whether or not consecutive, in any twelve (12) month period, and (i) such default continued for more than five (5) days after written notice of such default by Landlord to Tenant, and (ii) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petitions and notice of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any money due Landlord hereunder which shall continue for more than five (5) days after Landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve a written three (3) days' notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.

      In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this lease by serving a written three (3) days' notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.

65. EXCULPATION

      If Tenant shall request Landlord's consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being agreed that Tenant's sole remedy shall be an action for specific performance or an injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as it matter of law, Landlord may not unreasonably withhold its consent or approval.

      Tenant acknowledges and agrees that if Landlord shall be an individual, joint venture, tenancy-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy-in-common, firm or partnership in respect of any of the covenants or conditions of this lease. In addition, notwithstanding anything to the contrary contained in this lease, it is


                                      -R6-

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

agreed and understood that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this lease, it being intended hereby that no other assets of Landlord or its principals shall be subject to levy, execution, attachment or other such legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.

66. INSURANCE

      Tenant shall obtain and keep in force, at its own expense, with respect to the leased premises, a policy or policies of bodily injury and property damage insurance with an insurance company or companies in a form reasonably satisfactory to Landlord which shall be in the minimum amount of $2 million combined single limit per occurrence for bodily injury and property damage. Such policy or policies shall include Landlord's interest which Landlord named as an additional insured. Tenant shall deliver to Landlord such policy or policies or certificates evidencing such coverage, together with a receipt thereon evidencing payment of premium or other satisfactory proof thereof. Landlord shall have the right to require Tenant to reasonably increase the amount of coverage under such policy or policies. In the event of the Tenant's failure to comply in any respect herein, the Landlord may cause same to be done to the Tenant's account and the cost thereof, shall be deemed to be additional rent. During the term hereby demised the Landlord shall insure the building of which the demised premises are a part, and Tenant shall insure the demised premises and its fixtures and contents for the full replacement value under an "ALL
RISK" type policy which shall include a waiver by the insurer of all right of subrogation against Landlord or Tenant in connection with any loss or damage thereby insured against. Neither party, nor its agents, employees or guest shall be liable to the other for loss or damage caused by any risk covered by such insurance. Each party shall deliver to the other satisfactory proof evidencing such coverage. If the release by either Landlord or Tenant as herein set forth shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but secondary to the other's insurer.

68. AIR CONDITIONING MAINTENANCE

      Throughout the term of this lease Tenant shall at its own cost and expense
(i) cause to be performed all maintenance of the air conditioning system, equipment and facilities (hereinafter called the "A/C System"), if any, located in or servicing the demised premises, including all repairs and replacements thereto, and (ii) maintain in force and provide a copy of same to Landlord an air conditioning service repair and full service maintenance contract in form satisfactory to Landlord with an air conditioning contractor or servicing organization approved by Landlord thirty (30) days after Tenant takes possession of the demised premises for the conduct of Tenant's business. Any such contract shall expressly state (i) that it shall be an automatically renewing contract terminable by no less than thirty (30) days prior written notice to the Landlord, and (ii) that the contractor providing such service shall maintain a log at the demised premises detailing the service provided during each visit pursuant to such contract. Tenant shall keep such log at the demised premises and permit Landlord to review same promptly after Landlord's request. The entire A/C System is and shall at all times remain the property of Landlord, and at the expiration or sooner termination of this lease Tenant shall surrender to Landlord the entire A/C System in good working order and condition. Tenant shall not make any changes or additions to the A/C System until Tenant shall have received Landlord's written consent thereto. Should Tenant fail to obtain the contract required herein, Landlord may do so and charge the Tenant the monthly cost


                                      -R7-

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

of same plus an administrative fee equal to fifteen percent (15%) of such cost, as additional rent hereunder, and Tenant shall pay the first installment of same by no later than the sooner to occur of (a) the tenth (10th) day after Landlord bills Tenant for such charge, or (b) the date Tenant's next installment of fixed rent is due. Thereafter, Tenant shall pay such monthly charge with its monthly fixed rental installment. Provided that Tenant has obtained and maintained in force an air-conditioning service contract in accordance with the provisions of this Article, Landlord shall be responsible for the repair or replacement, as necessary, in Landlord's judgment of any major components of the A/C System which are defective provided further, however, that in the event that the need for such repair or replacement arises from an act or omission of Tenant or of the contractor retained by Tenant to perform such service, such repair or replacement shall be performed by Landlord at the sole cost and expense of Tenant.

69. ODORS, NOISE AND VIBRATIONS

      Tenant shall not permit any odors, noise or vibrations to emanate from the demised premises. Tenant shall, within five (5) days after written notice from Landlord, install at its cost and expense, control devices or procedures to eliminate such odors, noise or vibrations (as the case or cases may be) if any. In the event such condition is not remedied within said five (5) day period, Landlord may, at its sole discretion, either (a) cure such condition and thereafter add the cost and expense incurred by Landlord therefor to the next monthly rental to become due and Tenant shall pay said amount, as additional rent; or (b) treat such failure on the part of Tenant to eliminate such odors, noise or vibrations (as the case or cases may be) as a material default hereunder entitling Landlord to enforce any or all of the rights and remedies provided for under the terms of this lease, including but not limited to its termination. Landlord shall have the right to enter the demised premises at any time to inspect the same and ascertain whether they are clean and free of odors, noise and vibration.

      In the event Landlord requires Tenant to install such control devices or procedures to eliminate such odors, noise or vibrations (as the case or cases may be) the material, size and location of such installations shall be subject to Landlord's prior written approval. Such work shall not be commenced until plans and specifications therefor have been submitted to and approved by Landlord.

70. CERTAIN RENTAL PAYMENT PROVISIONS

      Tenant agrees that annual rental shall he payable as provided in this lease without prior notice or demand. All rental payable under this lease shall be paid by check, subject to collection, drawn on a New York City branch of a member of the New York Clearinghouse. If Tenant shall fail to pay any installment of annual rental or any other additional rent payable under this lease within fifteen (15) days after the same shall have become due and payable hereunder, at Landlord's option such unpaid sums shall bear interest from the due date(s) thereof until paid in full at a monthly rate of interest equal to the lesser of (i) one-twelfth (1/12th) of the maximum annual rate of interest permitted by law or (ii) one and one quarter (1-1/4%) percent.

71. DOORS

      Tenant agrees to remove, if existing, within thirty days after the execution of this lease and not to install kalomein, wood, non-fireproof hollow metal or any other doors and the attendant door frames thereof in front of the entrance doors to the demised premises. Tenant shall provide and install entrance doors of Herculite, Kawneer type, fireproof wood or hollow metal, all of a design and size approved by the Landlord in writing prior to the installation thereof.

      No installation shall be made by Tenant of any security devices, doors or gates in the public corridor outside Tenant's premises but Tenant may install at its own cost and expense the same within Tenant's premises in a manner so that they close inside of the Tenant's entrance doors.

      Tenant agrees that all entrance doors shall be kept closed at all times except when someone is entering or departing.

      If Tenant has separate freight or service entrance doors opening on or adjacent to the passenger elevator corridor, the same shall not be used by Tenant for the display of advertising or similar messages, except for appropriate identification of tenant and the words "freight, shipping entrance" or similar words.


                                      -R8-

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

      All entrance doors shall be equipped with door closers either of (a) the in door type (completely concealed except when in use) or (b) the flush mounted type (Smoothie LCN or equal) located within the Tenant's premises.

      Tenant shall not maintain in the public corridor nor shall Tenant place on its entrance doors any signs, the design, materials, colors and size thereof which have not been submitted to Landlord in writing and which have not received Landlord's prior written approval. Such submission shall include a scale drawing and, in addition, elevation drawings if the latter shall be requested by Landlord. Under no circumstance shall Tenant use or be permitted to use any illuminated sign or device which utilizes moving, color changing or flashing parts.

72. SHOWROOMS

      In order to induce Landlord to enter into this lease Tenant acknowledges that the building in which the demised premises are located is primarily a showroom type building and that the maintenance of clean, attractive showrooms is of great importance to Landlord in obtaining new tenants for the building and in maintaining the character of the building as a showroom building. For the foregoing reasons, Tenant agrees to maintain at all times during the term of this lease a fully stocked and ascetically attractive showroom in that part of the demised premises which is visible to persons from the public corridors of the building, even if such showroom is only visible when the doors to the demised premises are open. Tenant further agrees that no stock or merchandise shall be stored in the showroom portion of the demised premises and no stock racks shall be permitted to be installed therein except for the exhibition and showing of samples. Tenant further acknowledges that its failure to comply with the above provisions will decrease the value of space in the building to the detriment of Landlord, and Tenant agrees that its failure to so comply shall be deemed a substantial default under the terms of this lease entitling Landlord to exercise all of the rights and remedies provided for herein as a result of Tenant's default.

73. NO JOBBING

      As a material inducement to Landlord to enter into this lease, and a material condition of it, Tenant covenants and agrees that: the demised premises shall not be used, in whole or in part, for "jobbing or any other kind of retail and/or wholesale cash and carry business having goods sold in the demised premises directly to customer's or otherwise. In addition, Tenant must (i) not use, or permit to be used, any pipe racks and any other rolling racks within a showroom or in and about any other portion of the demised premises which is visible from the passenger elevator, the elevator corridor or any other portion of the building outside the demised premises at any time; (ii) keep all entrance door's to the demised premises in a closed position and no door stop or other device whatsoever shall be used to prevent them from closing at any time; (iii) not permit goods of any kind whatsoever to be displayed, stored or kept in any portion of the building outside the demised premises at any time and all common areas of the building shall remain free of signs, racks, goods and all other obstructions of every nature and description at all times; (iv) not permit customers, employees or visitors of Tenant to play music and/or conduct any business in or about any common corridor, passageway or any other portion of the building outside the demised premises at any time.

74. SEWING MACHINES LIMITATIONS

      Tenant agrees that sewing machines shall be: (i) used only for sample making; (ii) located in a room whose location within the demised premises is mutually agreeable to Landlord and Tenant; (iii) shall be limited to conventional single operator separate motor machines, and the maximum number of machines shall be equal to (A) the quotient found by taking the "Multiplication Factor" in this lease and dividing it by 333 or (B) a maximum of twenty (20) operators at a time which ever is less; (iv) shall be equipped with such vibration control devices as Landlord may reasonably require to prevent noise or vibration from emanating from the demised premises. Landlord shall not unreasonably withhold or delay consent to the location of such room and the location of those machines within it as proposed by Tenant as long as such locations correspond to the types of locations permitted for other tenants engaged in similar activities in comparable space in the building; will not exacerbate efforts to reduce noise, odors and vibration transmitted outside the demised premises. No switch shall be wired or used to turn on more than one machine at a time. Switches shall not be wired so as to require that the motor of a machine not in use run when the motor of a machine in use runs.


                                      -R9-

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

75. ELECTRICITY

      (A) As an incident to this lease and as part of the annual rental rate payable hereunder, Landlord shall furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current to be used by the Tenant in, or in connection with the lighting fixtures and electrical receptacles presently installed in the demised premises (the annual rental rate payable from time to time during the Term less the applicable amount pursuant to subdivision (F) of this Article, being sometimes herein referred to as the "Factor"). Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the demised premises. Landlord shall furnish and install all lighting tubes, ballasts, lamps and bulbs used in the demised premises and Tenant shall pay, promptly upon demand, Landlord's reasonable charges therefor. Tenant shall use said electric current for lighting and, insofar as Landlord's facilities are not burdened thereby and applicable laws and insurance regulations permit, for operation of such equipment as is normally used in connection with the operation of a business office.

      (B) Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the demised premises or any additions to the business machines, office equipment or other appliances in the demised premises which utilize electrical energy without the prior consent of Landlord in each instance. Should Landlord grant any such consent, all additional risers or other equipment required therefor shall be paid by Tenant promptly upon demand. As a condition to granting any such consent, Landlord may require that Tenant agree to an increase in the annual rental rate payable hereunder by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, that is, the potential additional electric current to be made available to Tenant. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable independent electrical engineer or consultant, to be selected by Landlord and paid equally by both parties. The findings of the consultant or engineer in all such instances shall be conclusive upon the parties. When the amount of such increase is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect the increase in the amount of the annual rental rate payable hereunder, effective from the date such additional service is made available to Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed.

      (C) Landlord may, at any time, retain a reputable independent electrical engineer or consultant, selected by Landlord and paid equally by both parties, to make a survey of the electrical wiring and power load to determine what the value would be to Tenant if it were purchasing electricity directly from the utility company at Landlord's rate schedule. The findings of the consultant or engineer in all such instances shall be conclusive upon the parties. When the amount of such value is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect any appropriate increase in the amount of the annual rental rate payable hereunder, effective from the date of such survey, but such increase shall be effective from such date even if such supplementary agreement is not executed.

      (D) If any tax is imposed upon Landlord in connection with the furnishing of electric current to Tenant by any Federal, State or Local Government subdivision or authority, Tenant shall pay Landlord an amount equal to such tax, where permitted by Law.

      (E) If, subsequent to sixty (60) days prior to the date hereof, the public utility rate schedule or any portion of the charge for the supply of electric current to the Building is increased or decreased or such rate schedule is superceded by another rate schedule, the Factor shall be increased or decreased by the percentage of increase or decrease in Landlord's cost for purchasing electricity for the Building. If Landlord and Tenant cannot agree thereon, the amount of such adjustment shall be determined by a reputable independent electrical engineer or consultant, to be selected by Landlord and paid equally by both parties. The findings of the consultant or engineer in all such instance shall be conclusive upon the parties. Whenever the amount of such adjustment is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect such adjustment in the amount of the increase or decrease in such rate schedule or charge, but such adjustment shall be effective from such date whether or not a supplementary agreement is executed.

      (F) Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' written notice to Tenant. If Landlord exercises such right of termination, this lease shall continue in full force and effect and shall not be affected thereby, except that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric current to Tenant and the annual rental rate payable hereunder shall be reduced by $16,953.00 per year. If


                                     -R10-

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

Landlord so discontinues furnishing electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility company furnishing electric current to the Building. Such electric current may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric current directly from such utility company shall be installed and maintained by Tenant (or, at Landlord's option, by Landlord) at Tenant's expense.

(G) Tenant has the right throughout the term of this lease, at it's sole cost and expense, to install a submeter in the premises upon not less than sixty (60) days prior written notice to Landlord. If Tenant exercises such right, this lease shall continue in full force and effect and shall not be affected thereby, except that, from and after the date that such submeter has been installed and is properly operating, Landlord shall furnish electric current to Tenant and Tenant shall purchase electric current from Landlord on the basis of submetering in accordance with the provisions of Article 45 hereof and the annual rental rate payable hereunder shall be reduced by $16,953.00 per year, and Tenant shall receive the return of $2,825.50 from its security deposit which represents amount allocable to electric. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required for Landlord to furnish electric current on the basis of submetering shall be installed and maintained by Tenant (or, at Landlord's option, by Landlord) at Tenant's expense.

76. RENT ESCALATION UTILITY INCREASES

      A. For the purposes of this Article only, the following words and terms shall have the following meanings:

(i) "Fuel Cost" shall mean Landlord's cost for all Fuel (including, but not limited to, oil, steam and coal) delivered to the Building.

(ii) "Electric Cost" shall mean Landlord's cost for all electricity used in lighting all the public and service areas, and in operating all the service facilities, of the Building. Landlord and Tenant agree that if the public utility serving the Building submits bills for periods ending on other than the last day of a calendar month, the twelve (12) month period ending closest to the last day of either the Base Year or any Comparison Year, as such terms are hereinafter defined, shall be used for the purposes of computing the Electric Cost. If electric current is supplied to Tenant by the public utility corporation serving the Building, Landlord and Tenant agree that the Electric Cost shall be deemed, for the purposes of this Article, to constitute one hundred (100%) percent of Landlord's total cost for electricity consumed at the Building. If electric current is supplied to Tenant by Landlord, Landlord and Tenant agree that the Electric Cost shall be deemed, for the purposes of this Article, to constitute fifty (50%) percent of Landlord's total cost for electricity consumed at the Building.

(iii) "Utility Cost" shall mean the Fuel Cost and the Electric Cost.

(iv) "Base Year" shall mean calendar year 1999.

(v) "Comparison Year" shall mean the twelve (12) month period commencing on the first (1st) day of the calendar month immediately following the end of the Base Year and each successive twelve (12) month period in which occurs any part of the term of this lease.

(vi) "Tenant's Share" shall mean 1.399%.

      B. If the Utility Cost for any Comparison Year exceeds the Utility Cost for the Base Year, Tenant shall pay to Landlord, as additional rent, Tenant's Share of the excess. Such additional rent shall be due and payable within ten
(10) days after Landlord shall have furnished Tenant with the statement provided for in Paragraph C of this Article. Tenant's obligation to pay the amount herein provided for shall survive the expiration or earlier termination of this lease. The amount due and payable by Tenant for any partial Comparison Year shall be appropriately prorated.

      C. After the Base Year, Landlord shall furnish Tenant with a statement of the Base Year Utility Cost. Thereafter, Landlord shall furnish to Tenant a statement of the Utility Cost (the "Utility Statement") for each Comparison Year and a computation of the amounts payable by Tenant pursuant to Paragraphs B and D and E of this Article.


                                     -R11-

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

      D. During the first Comparison Year, Tenant shall pay to Landlord, on account of the amount due and payable by Tenant pursuant to this Article, Tenant's Share of the quotient obtained by dividing ten (10%) percent of the Base Year Utility Cost by twelve (12). Such payments shall be deferred until Landlord furnishes [ILLEGIBLE] with a statement of the Base Year Utility Cost, whereupon Tenant shall promptly pay all deferred payments and commence such payments. During each succeeding Comparison Year, Tenant shall pay to Landlord, on account of the amount due and payable by Tenant pursuant to Paragraph B of this Article, one-twelfth (1/12th) of Tenant's Share of the difference between the Utility Cost for the prior Comparison Year and [ILLEGIBLE] Utility Cost for the Base Year, plus an additional ten (10%) percent of such one-twelfth (1/12th). However, until Landlord furnishes Tenant with the applicable Utility Statement for the preceding Comparison Year, Tenant shall continue to pay to Landlord the amount of the monthly payment due and payable pursuant to this Paragraph D during the last calendar month of the preceding Comparison Year plus an additional ten (10%) percent of such amount.

      E. If the payments made by Tenant pursuant to [ILLEGIBLE] Year preceed the amount payable to Landlord for such Comparison [ILLEGIBLE] such process shall, at the option of Landlord, either be paid to Tenant [ILLEGIBLE] next [ILLEGIBLE] payments provided for in said Paragraph D, except [ILLEGIBLE] such excess shall be paid (without interest) by Landlord [ILLEGIBLE] for such Comparison Year pursuant to Paragraph B of this article [ILLEGIBLE] pursuant Paragraph D of this Article, Tenant shall pay the difference [ILLEGIBLE] furnishes with a Utility Statement for such Comparison Year.

77. COMMENCEMENT/EXPIRATION DATE

77.01 Anything contained herein to the contrary notwithstanding [ILLEGIBLE] on the date (the "Commencement Date") on which Landlord gives notice to Tenant that the work required to be performed by Landlord under the Workletter attached hereto as Exhibit "A" ("Landlord's Work") will be substantially completed premises to be in broom clean condition, demolition and removal of debris completed ("Substantial Completion"), but in no event later than six (6) months from the date of this Lease, or the date on which Tenant (or its agent) enters, uses or occupies any portion of the demised premises, whichever occurs first. Tenant's obligations to pay the "Fixed Rent" shall commence as of the date (the "Rent Date") which is four (4) months after the Commencement Date except that Tenant shall pay all additional rent otherwise payable hereunder including, without limitation, charges attributable to electric service as of the Commencement Date. As soon as the Commencement Date, Rent Date and the "Expiration Date" (defined below) are known, Landlord and Tenant shall execute a memorandum confirming the same on demand, but any failure to execute such a memorandum shall not affect any of those dates.

77.02 The term of this lease (the "Term") shall expire, unless sooner terminated as provided herein, on the date (the "Expiration Date") which is the last day of the calendar month in which the seventh (7th) anniversary of the Rent Date occurs, unless the Rent Date is the first day of the calendar month, in which event the Term shall expire on the day before such seventh (7th) anniversary. If the Rent Date is not the first day of a calendar month, the first monthly installment of the fixed rent paid upon execution of this lease shall be prorated on the first day of the month which follows the Rent Date with Tenant to be credited for the portion of the previous month which elapsed prior to the Rent Date.

77.03 Tenant covenants and agrees to pay "fixed rent" to Landlord in equal advance monthly installments on the first day of each and every calendar month which occurs, in whole or in part, during the Term commencing as of the Rent Date (except for the first such installment due upon execution of this lease which shall be applied as the installment due on the Rent Date) without any prior demand, offset or deduction whatsoever at the following annual rental rates: (which includes $16,953.00 per year for electric)

(a) $113,020.00 per year ($9,418.34 per month) from the Rent Date to the last day of the first (1st) "Lease Year": (defined below);

(b) $115,902.00 per year ($9,658.50 per month) from the first day of the second
(2nd) Lease Year to and including the last day of the second (2nd) Lease Year;

(c) $118,870.00 per year ($9,905.84 per month) from the first day of the third
(3rd) Lease Year to and including the last day of the third (3rd) Lease Year;


                                     -R12-

         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

      $121,928.00 per year ($10,160.67 per month) from the first day of the fourth (4th) Lease Year to and including the last day of the fourth (4th) Lease Year;

      $125,077.00 per year ($10,423.09 per month) from the first day of the fifth (5th) Lease Year to and including the last day of the fifth (5th) Lease Year;

      $128,321.00 per year ($10,693.42 per month) from the first day of the sixth (6th) Lease Year to and including last day of the sixth (6th) Lease Year; and

      $131,662.00 per year ($10,971.84 per month) from the first day of the seventh (7th) Lease Year to and including the Expiration Date.

77.05 Lease Year" means successive twelve (12) calendar month periods commencing on the first day of the calendar month which follows the Rent Date unless the Rent Date is the first day of the month, in which event the first Lease Year shall begin on the Rent Date and each Lease Year thereafter shall begin on an anniversary of the Rent Date.

77.06 As used in this lease, "rent" or "rents" shall mean and include "fixed rent" and any and all additional rent References to "fixed rent" shall mean and include the "annual rental" or the "annual rental rate".

78.   DELAY IN SUBSTANTIAL COMPLETION

      If Substantial Completion of Landlord's Work is delayed by reason of any Tenant Delay (as hereinafter defined) and/or Tenant's performance of any work that Tenant performs with Landlord's permission in the demised premises during the course of Landlord's Work, the date of Substantial Completion shall be accelerated by one (1) day for each day of delay and in addition Tenant shall pay to Landlord as additional rent within ten (10) days after demand therefor all costs and disbursements which Landlord actually sustains by reason of such delay. In no event shall Landlord be required to commit additional personnel to the performance of Landlord's Work to negotiate a Tenant Delay. If Tenant pays any sum due hereunder later than ten (10) days after the date of request therefor by Landlord, then Tenant shall pay, as additional rent, interest on the unpaid sum at the maximum legal rate from the date of Landlord's request.

      The term "Tenant Delay" shall mean any delay that Landlord may encounter in the completion of Landlord's Work by reason of any act, neglect, failure or omission of Tenant, its agents, servants, contractors, architect or employees, in the performance of Tenant's obligations under this lease, including, but not limited to:

      1. Any delay in submission of or inadequacy of the information which must be provided by Tenant to Landlord which is necessary for Landlord to complete Landlord Work.

      2. Any delay due to changes made by or on behalf of Tenant, at Tenant's request, regarding Landlord's Work.

      3. Any delay due to Tenant's request for items to be installed within the demised premises that have a delivery date which does not provide sufficient time for installation prior to the otherwise anticipated date of Substantial Completion or that will delay the installation of any other item of Landlord's Work; and

      4. Any delay due to Tenant performing work or otherwise interfering with Substantial Completion of Landlord's Work.

79.   ASBESTOS

      Promptly subsequent to the full execution of this lease and delivery of same to both parties hereto, Landlord agrees to provide Tenant with an ACP-5 certificate, or comparable certificate providing in effect that plans for alterations to be performed to the demised premises may be filed by the New York City Department of Buildings as a "no asbestos" project and that no action need be taken regarding asbestos with respect to the demised premises. In addition, Landlord will be responsible, at its sole cost and expense, to promptly encapsulate or remove any friable asbestos in the demised premises, provided however that any violations of laws relating to asbestos caused by Tenant's construction shall be remedied by Tenant at its sole cost and expense.


                                      -R13-

       Tenant's Initials [ILLEGIBLE]       Landlord's Initials [ILLEGIBLE]

80.   COMPLIANCE WITH LAWS

      Landlord represents to the best of its knowledge that as of the date of execution hereof there are no violations of record outstanding with regard to the building or to the demised premises in any governmental agency having jurisdiction thereover which will prevent Tenant from conducting its normal business operation, prevent Tenant from obtaining its building permit or otherwise performing the Tenant Work.

81.   WAIVER OF SUBROGATION

      Each of Landlord and Tenant hereby releases the other and all persons claiming under it, to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, or any other insured casualty even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such times as releasor's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect said policies or the right of releasor to recover thereunder. Each of Landlord and Tenant agrees that its fire and extended coverage and other insurance policies will include such a clause so long as the same is obtainable and is includable without extra cost, or if extra cost is chargeable therefor, so as long as the other party pays such extra cost. Each party will advise the other of such extra cost and the amount may be paid by the other party, at its election without obligation to do so.

82.   CANCELLATION PRIVILEGE

      82.01 Tenant may cancel this lease effective as of the last day of the fourth (4th), fifth (5th), or sixth (6th) Lease Year (the "Effective Date") subject to the following conditions precedent:

      (a) Tenant shall send Landlord written notice (the "Cancellation Notice") of Tenant's election to cancel which Cancellation Notice shall be sent certified mail, return receipt requested.

      (b) The Cancellation Notice shall be sent not less than two hundred seventy (270) days prior to the Effective Date.

      (c) Within thirty (30) days from the date of the Cancellation Notice, Landlord shall send Tenant an itemization of Landlord's cost comprising the Cancellation Fee as such fee is defined in paragraph 82.02 (the "Cancellation Fee Statement"). Landlord will upon request, furnish Tenant such additional information as may be necessary to permit Tenant to verify the component parts of the Cancellation Fee.

      (d) Within twenty (20) days after the receipt of the Cancellation Fee Statement, Tenant shall pay Landlord by good, certified or bank check, the Cancellation Fee (as hereinafter defined).

      (e) The conditions specified in Paragraph 82.03 herein.

      82.02 The "Cancellation Fee" shall mean all of the then accrued but unpaid rent and additional rent (not then in dispute) and, (a) if the Tenant cancels on the fourth (4th) anniversary 42.86%; (b) if the Tenant cancels on the fifth
(5th) anniversary 28.57%; or (c) if the Tenant cancels on the sixth (6th) anniversary 14.29%, of the following amounts incurred by Landlord in connection with the leasing of the demised premises to Tenant:

      (i)   The free rent period provided in Article 77 ($32,021);
      (ii)  Brokerage commission paid by Landlord pursuant to Article 56
            ($38,720)
      (iii) The costs incurred by landlord in connection with Landlord's Work as set forth in Exhibit "A" (Landlord to furnish Tenant with certified costs and subcontractor's bills after completion of the Work); and
      (iv)  $2,000.00 for Landlord's legal fees.

      82.03 In the event that, on or after the Effective Date, Tenant shall be in default in the payment of rent or additional rent (not then subject to a good faith dispute) and such default shall


                                      -R14-

       Tenant's Initials [ILLEGIBLE]       Landlord's Initials [ILLEGIBLE]
have continued beyond any applicable grace period, then Tenant's cancellation privilege, as herein contained, shall terminate with the same effect as if the Cancellation Notice had never been sent and, Tenant's cancellation privilege under this Article 82 shall be null and void.


                                      -R15-

       Tenant's Initials [ILLEGIBLE]       Landlord's Initials [ILLEGIBLE]

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of


      On this          day of          , 19    , before me personally came
                                    to me known, who being by me duly sworn, did
depose and say that he resides in
that he is the                         of                        the corporation
described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                ------------------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

      On this          day of          , 19    , before me personally came
                                to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that         he executed the same.

                                ------------------------------------------------

                   [CLIPART] IMPORTANT - PLEASE READ [CLIPART]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 36.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall the inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

      9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

      11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive or hazardous fluid, material, chemical or substance, or cause or permit any odors or cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address
Premises
================================================================================



                                       TO



================================================================================

                                STANDARD FORM OF

                               [SEAL] LOFT [SEAL]
                                      LEASE

                    The Real Estate Board of New York, Inc.

                    (c) Copyright 1982. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated                                                              19

Rent Per Year


Rent Per Month


Term
From
To

Drawn by PM; MM                         Checked by [ILLEGIBLE]
         ------------------------                  -----------------------------

Entered by MP
           ----------------------       Approved by 6/16/98
                                                    ----------------------------
REV: VC/KM 9/22/98
================================================================================

                                                       #88263N

      WILLIAMS REAL ESTATE CO. INC.
      380 Madison Avenue, New York, N.Y.
      (212) 716-3500


         Tenant's Initials [ILLEGIBLE] Landlord's Initials [ILLEGIBLE]

                                   EXHIBIT "C"

                              "GOOD GUY" GUARANTEE

      The purpose of this limited Guarantee is to assure Landlord that during any period that Tenant is in possession of the Demised Premises the payment of all rent and additional rent shall be made.

      1. The "Surrender Date" shall be the date which is prior to or subsequent to the Expiration Date specified in the lease (as defined herein) that Tenant (as defined herein) shall have performed all of the following: (a) vacated and surrendered the Demised Premises (as defined herein) to Landlord (as defined herein) free of all subleases or licensees and in broom-clean condition, (b) so notified Landlord or such agent in writing, and (c) delivered the keys to the Demised Premises to Landlord (or its managing agent). Guarantor shall not be liable under this Guarantee for any rent, additional or other charges or payments accruing under the Lease after the Surrender Date.

      2. As an inducement to STATECOURT ENTERPRISES, INC. ("Landlord") to enter into a lease dated as of 10-14, 1998 ("Lease") with BANNER INDUSTRIES OF NEW YORK, INC., a New York corporation ("Tenant"), of premises located on the fifth
(5th) floor of 1375 Broadway, New York, New York (the "Demised Premises") the undersigned (the "Guarantor") jointly, and severally hereby guarantees to Landlord all rent and additional rent payable by Tenant under the Lease ("Accrued Rent") up to the Surrender Date, limited to the following percentage extent of any amount which may become due to Landlord: Robert C. Kaplan - 55%; Lawrence C. Kaplan - 25%; Stuart Lesser - 10%; and Jeffrey Kaplan - 10%.

      3. Any security deposit under the Lease shall not be credited against amounts payable by Tenant, or by Guarantor under the terms of this Guarantee. The acceptance by Landlord of payments under this Guarantee or the acceptance of a surrender of the Demised Premises shall not be deemed a release or waiver by Landlord of any obligation of the Tenant under the Lease.

      4. This Guarantee is absolute and unconditional and is a guarantee of payment and performance, not of collection and Guarantor's liability hereunder shall be primary. This Guarantee may be enforced without the necessity of resorting to or exhausting any other security or remedy, without the necessity at any time of having recourse to Tenant and without having commenced any action against or having obtained any judgment against Tenant or Guarantor. The validity of this Guarantee shall not be affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord under the Lease. Guarantor agrees that this Guarantee shall remain in force and effect as to any assignment, transfer, renewal, modification or extension of the Lease. No action of Landlord or Tenant shall effect the obligations of Guarantor hereunder. The Guarantor waives notice of any and all defaults by Tenant in the payment of annual rent, additional rent, or other charges, and waives notice of any and all defaults by Tenant in the performance of any of the terms of the Lease on Tenant's part to be performed.

      5. If Tenant becomes insolvent or shall be adjudicated a bankrupt or shall file for reorganization or similar relief or if such petition is filed by creditors of Tenant, under any present or future Federal or State law or if the Lease is terminated or Tenant's obligations otherwise discharged in any bankruptcy proceeding, Guarantor's obligations hereunder may nevertheless be enforced against the Guarantor.

      6. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

      7. All terms and provisions herein shall inure to the benefit of the Landlord only.

IN WITNESS WHEREOF, the Guarantor has signed this Guarantee on the 7th day of Oct, 1998.


/s/ Stuart Lesser                                    /s/ Lawrence C. Kaplan
---------------------------                          ---------------------------
Stuart Lesser                                        Lawrence C. Kaplan
SS# ###-##-####                                      SS# ###-##-####
---------------------------

/s/ Jeffrey Kaplan                                   /s/ Robert C. Kaplan
---------------------------                          ---------------------------
Jeffrey Kaplan                                       Robert C. Kaplan
SS# ###-##-####                                      SS# ###-##-####
---------------------------                          ---------------------------

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

      On the 7th day of October, 1998 before me personally came Larry Kaplan, to me known and known to me to be the individual described in, and who executed the foregoing Guarantee, and he/she duly acknowledged to me that he/she executed the same.


                                              /s/ Doris Frankel
                                              -------------------------------
                                              Notary Public

                                                      [STAMP]
                                                   DORIS FRANKEL
                                         NOTARY PUBLIC, State of New York
                                                  No. 41-4974811
                                            Qualified in Queens County
                                         Commission Expires Nov. 19, 1998

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

      On the 7th day of October, 1998 before me personally came Stuart Lesser, to me known and known to me to be the individual described in, and who executed the foregoing Guarantee, and he/she duly acknowledged to me that he/she executed the same.


                                              /s/ Doris Frankel
                                              -------------------------------
                                              Notary Public

                                                      [STAMP]
                                                   DORIS FRANKEL
                                         NOTARY PUBLIC, State of New York
                                                  No. 41-4974811
                                            Qualified in Queens County
                                         Commission Expires Nov. 19, 1998

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

      On the 7th day of October, 1998 before me personally came Robert Kaplan, to me known and known to me to be the individual described in, and who executed the foregoing Guarantee, and he/she duly acknowledged to me that he/she executed the same.


                                              /s/ Doris Frankel
                                              -------------------------------
                                              Notary Public

                                                      [STAMP]
                                                   DORIS FRANKEL
                                         NOTARY PUBLIC, State of New York
                                                  No. 41-4974811
                                            Qualified in Queens County
                                         Commission Expires Nov. 19, 1998

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )

      On the 7th day of October, 1998 before me personally came Jeffery Kaplan, to me known and known to me to be the individual described in, and who executed the foregoing Guarantee, and he/she duly acknowledged to me that he/she executed the same.


                                              /s/ Doris Frankel
                                              -------------------------------
                                              Notary Public

                                                      [STAMP]
                                                   DORIS FRANKEL
                                         NOTARY PUBLIC, State of New York
                                                  No. 41-4974811
                                            Qualified in Queens County
                                         Commission Expires Nov. 19, 1998